UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

POAGE BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

Stilwell Value Partners II, L.P.

Stilwell Value Partners V, L.P.

Stilwell Value Partners VII, L.P.

Stilwell Activist Fund, L.P.

Stilwell Activist Investments, L.P.

Stilwell Partners, L.P.

Stilwell Value LLC

Joseph Stilwell

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On February 27, 2015, Joseph Stilwell and affiliated entities filed Amendment No. 10 to their Schedule 13D relating to Poage Bankshares, Inc., a copy of which is filed herewith.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY JOSEPH STILWELL AND OTHER PARTICIPANTS FROM THE STOCKHOLDERS OF POAGE BANKSHARES, INC. FOR USE AT ITS 2015 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF POAGE BANKSHARES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 1 of 35

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 10)

POAGE BANKSHARES, INC.

(Name of Issuer)

Common Stock, par value $0.01 per share

(Title of Class of Securities)

730206 10 9

(CUSIP Number)

Mr. Joseph Stilwell

111 Broadway, 12th Floor

New York, New York 10006

Telephone: (212) 269-1551

(Name, Address and Telephone Number of Person

Authorized to Receive Notices and Communications)

February 25, 2015
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 2 of 35

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value Partners II, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With
7. Sole Voting Power: 0
8. Shared Voting Power: 374,708
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 374,708
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 374,708
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 3 of 35

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value Partners V, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With
7. Sole Voting Power: 0
8. Shared Voting Power: 374,708
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 374,708
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 374,708
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 4 of 35

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value Partners VII, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With
7. Sole Voting Power: 0
8. Shared Voting Power: 374,708
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 374,708
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 374,708
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 5 of 35

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Activist Fund, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With
7. Sole Voting Power: 0
8. Shared Voting Power: 374,708
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 374,708
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 374,708
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 6 of 35

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Activist Investments, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With
7. Sole Voting Power: 0
8. Shared Voting Power: 374,708
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 374,708
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 374,708
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 7 of 35

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Partners, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With
7. Sole Voting Power: 0
8. Shared Voting Power: 374,708
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 374,708
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 374,708
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 8 of 35

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value LLC
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) n/a
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With
7. Sole Voting Power: 0
8. Shared Voting Power: 374,708
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 374,708
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 374,708
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) OO

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 9 of 35

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Joseph Stilwell
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) PF
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: United States
Number of Shares Beneficially Owned by Each Reporting Person With
7. Sole Voting Power: 0
8. Shared Voting Power: 374,708
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 374,708
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 374,708
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) IN

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 10 of 35

Item 1.  Security and Issuer

This is the tenth amendment (this “Tenth Amendment”) to the original Schedule 13D, which was filed on September 23, 2011 (the “Original Schedule 13D”), amended on December 28, 2011 (the “First Amendment”), on June 8, 2012 (the “Second Amendment”), on February 28, 2013 (the “Third Amendment”), on April 17, 2013 (the “Fourth Amendment”), on May 2, 2013 (the “Fifth Amendment”), on October 21, 2013 (the “Sixth Amendment”), on February 24, 2014 (the “Seventh Amendment”), on March 27, 2014 (the “Eighth Amendment”), and on June 19, 2014 (the “Ninth Amendment”). This Tenth Amendment is being filed jointly by Stilwell Value Partners II, L.P., a Delaware limited partnership (“Stilwell Value Partners II”); Stilwell Value Partners V, L.P., a Delaware limited partnership (“Stilwell Value Partners V”); Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and the general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners; and Joseph Stilwell, the managing member and sole owner of Stilwell Value LLC. All the filers of this statement are collectively referred to herein as the “Group.”

This statement relates to the common stock, par value $0.01 per share (“Common Stock”), of Poage Bankshares, Inc. (the “Issuer”). The address of the principal executive offices of the Issuer is 1500 Carter Avenue, Ashland, Kentucky 41101. The amended joint filing agreement of the members of the Group is attached as Exhibit 8 to this Tenth Amendment.

Item 2.  Identity and Background

(a)-(c)  This statement is filed by Joseph Stilwell with respect to the shares of Common Stock beneficially owned by Joseph Stilwell, including shares of Common Stock held in the names of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners in Joseph Stilwell’s capacities as the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners.

The business address of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Partners, Stilwell Value LLC, and Joseph Stilwell is 111 Broadway, 12th Floor, New York, New York 10006.

The principal employment of Joseph Stilwell is investment management. Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is in the business of serving as the general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Partners and related partnerships.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 11 of 35

(d)  During the past five years, no member of the Group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)  During the past five years, no member of the Group has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or State securities laws or finding any violation with respect to such laws.

(f)  Joseph Stilwell is a citizen of the United States.

Item 3.  Source and Amount of Funds or Other Consideration

Since we last reported purchases and sales of Common Stock (see the Ninth Amendment), Stilwell Activist Fund has expended a total of $113,173 to acquire 7,630 shares of Common Stock. Such funds were provided from Stilwell Activist Fund’s working capital and may, from time to time, be provided in part by margin account loans from subsidiaries of Fidelity Brokerage Services LLC or Morgan Stanley extended in the ordinary course of business.

Since we last reported purchases and sales of Common Stock (see the Ninth Amendment), Stilwell Activist Investments has expended a total of $736,952 to acquire 50,044 shares of Common Stock. Such funds were provided from Stilwell Activist Investments’ working capital and may, from time to time, be provided in part by margin account loans from subsidiaries of Morgan Stanley extended in the ordinary course of business.

All purchases of shares of Common Stock made by the Group using funds borrowed from Morgan Stanley or Fidelity Brokerage Services LLC, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by members of the Group may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to members of the Group. Such loans generally bear interest at a rate based on the broker’s call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

Item 4.  Purpose of Transaction

We are filing this Tenth Amendment to announce our nominee for the Issuer's upcoming election of directors.

A copy of the agreement with our nominee is attached as Exhibit 9 to this Tenth Amendment.

Our purpose in acquiring shares of Common Stock of the Issuer is to profit from the appreciation in the market price of the shares of Common Stock through asserting shareholder rights. We do not believe the value of the Issuer’s assets is adequately reflected in the current market price of the Issuer’s Common Stock.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 12 of 35

THIS TENTH AMENDMENT MAY BE DEEMED TO BE SOLICITATION MATERIAL IN RESPECT OF THE SOLICITATION OF PROXIES BY THE GROUP FROM THE ISSUER'S STOCKHOLDERS IN CONNECTION WITH THE ISSUER'S 2015 ANNUAL MEETING. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION BY JOSEPH STILWELL AND OTHER PARTICIPANTS OF PROXIES FROM THE ISSUER'S STOCKHOLDERS FOR USE AT THE ISSUER'S 2015 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN OUR PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN OUR PROXY SOLICITATION IS INCLUDED IN APPENDIX A HERETO AND INCORPORATED BY REFERENCE HEREIN.

Since 2000, affiliates of the Group have filed Schedule 13Ds to report greater than 5% positions in 55 other publicly traded companies. For simplicity, these affiliates are referred to as the “Group”, “we”, “us”, or “our.” In each instance, our purpose has been to profit from the appreciation in the market price of the shares we held by asserting shareholder rights. In each situation, we believed that the values of the companies’ assets were not adequately reflected in the market prices of their shares. Our actions are described below. We have categorized the descriptions of our actions with regard to the issuers based upon certain outcomes (whether or not, directly or indirectly, such outcomes resulted from the actions of the Group). Within each category the descriptions are listed in chronological order based upon the respective filing dates of the originally-filed Schedule 13Ds.

I. After we asserted shareholder rights, the following issuers were sold or merged:

Security of Pennsylvania Financial Corp. (“SPN”) - We filed our original Schedule 13D to report our position on May 1, 2000. We scheduled a meeting with senior management to discuss ways to maximize the value of SPN’s assets. On June 2, 2000, prior to the scheduled meeting, SPN and Northeast Pennsylvania Financial Corp. announced SPN’s acquisition.

Cameron Financial Corporation (“Cameron”) - We filed our original Schedule 13D to report our position on July 7, 2000. We exercised our shareholder rights by, among other things, requesting that Cameron management hire an investment banker, demanding Cameron’s list of shareholders, meeting with Cameron’s management, demanding that Cameron invite our representatives to join the board, writing to other shareholders to express our dismay with management’s inability to maximize shareholder value and publishing that letter in the local press. On October 6, 2000, Cameron announced its sale to Dickinson Financial Corp.

Community Financial Corp. (“CFIC”) - We filed our original Schedule 13D to report our position on January 4, 2001, following CFIC’s announcement of the sale of two of its four subsidiary banks and its intention to sell one or more of its remaining subsidiaries. We reported that we acquired CFIC stock for investment purposes. On January 25, 2001, CFIC announced the sale of one of its remaining subsidiaries. We then announced our intention to run an alternate slate of directors at the 2001 annual meeting if CFIC did not sell the remaining subsidiary by then. On March 27, 2001, we wrote to CFIC confirming that CFIC’s management had agreed to meet with one of our proposed nominees to the board. On March 30, 2001, before our meeting took place, CFIC announced its merger with First Financial Corporation.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 13 of 35

Montgomery Financial Corporation (“Montgomery”) - We filed our original Schedule 13D to report our position on February 23, 2001. On April 20, 2001, we met with Montgomery’s management and suggested that they maximize shareholder value by selling the institution. We also informed management that we would run an alternate slate of directors at the 2001 annual meeting unless Montgomery was sold. Eleven days after we filed our Schedule 13D, however, Montgomery’s board amended its bylaws to limit the pool of potential nominees to local persons with a banking relation and to shorten the deadline to nominate an alternate slate. We located qualified nominees under the restrictive bylaw provisions and noticed our slate within the deadline. On June 5, 2001, Montgomery announced that it had hired an investment banker to explore a sale. On July 24, 2001, Montgomery announced its merger with Union Community Bancorp.

Community Bancshares, Inc. (“COMB”) - We filed our original Schedule 13D reporting our position on March 29, 2004. We disclosed that we intended to meet with COMB’s management and evaluate management’s progress in resolving its regulatory issues, lawsuits, problem loans, and non-performing assets, and that we would likely support management if it effectively addressed COMB’s challenges. On November 21, 2005, we amended our Schedule 13D and stated that although we believed that COMB’s management had made progress, COMB’s return on equity would likely remain below average for the foreseeable future, and it should therefore be sold. We also stated that if COMB did not announce a sale before our deadline to solicit proxies for the next annual meeting, we would solicit proxies to elect our own slate. On January 6, 2006, we disclosed the names of our three board nominees. On May 1, 2006, COMB announced its sale to The Banc Corporation.

FedFirst Financial Corporation (“FFCO”) - We filed our original Schedule 13D reporting our position on September 24, 2010. After several meetings with management, FFCO completed a meaningful number of share repurchases, and on April 14, 2014, FFCO announced its sale to CB Financial Services, Inc.

SP Bancorp, Inc. (“SPBC”) - We filed our original Schedule 13D reporting our position on February 28, 2011. On August 9, 2013, we met with management and the chairman to assess the best way to maximize shareholder value. SPBC completed a meaningful number of share repurchases, and on May 5, 2014, SPBC announced its sale to Green Bancorp Inc.

TF Financial Corporation (“THRD”) - We filed our original Schedule 13D reporting our position on November 29, 2012. We met with the CEO and the chairman, encouraging them to focus only on accretive acquisitions and to repurchase shares up to book value. They subsequently did both. On June 4, 2014, THRD announced its sale to National Penn Bancshares, Inc.

Jefferson Bancshares, Inc. (“JFBI”) - We filed our original Schedule 13D reporting our position on April 8, 2013. Our shareholder proposal requesting the board seek outside assistance to maximize shareholder value through actions such as a sale or merger was defeated at JFBI’s 2013 annual meeting. We met with management and the board of directors and told them that we would seek board representation at JFBI’s 2014 annual meeting if JFBI did not announce its sale. JFBI announced its sale on January 23, 2014.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 14 of 35

II. After we seated directors on the boards of the following issuers, the issuers were sold or merged:

HCB Bancshares, Inc. (“HCBB”) - We filed our original Schedule 13D reporting our position on June 14, 2001. On September 4, 2001, we reported that we had entered into a standstill agreement with HCBB, under which HCBB agreed to: (a) add a director selected by us, (b) consider conducting a Dutch tender auction, (c) institute annual financial targets, and (d) retain an investment banker to explore alternatives if it did not achieve its financial targets. On October 22, 2001, our nominee, John G. Rich, Esq., was named to the board. On January 31, 2002, HCBB announced a modified Dutch tender auction to repurchase 20% of its shares. Although HCBB’s outstanding share count decreased by 33% between the filing of our original Schedule 13D and August 2003, HCBB did not achieve the financial target. On August 12, 2003, HCBB announced it had hired an investment banker to assist in exploring alternatives for maximizing shareholder value, including a sale. On January 14, 2004, HCBB announced its sale to Rock Bancshares Inc.

Oregon Trail Financial Corp. (“OTFC”) - We filed our original Schedule 13D reporting our position on December 15, 2000. In January 2001, we met with the management of OTFC to discuss our concerns that management was not maximizing shareholder value, and we proposed that OTFC voluntarily place our representative on the board. OTFC rejected our proposal, and we announced our intention to solicit proxies to elect a board nominee. We demanded OTFC’s shareholder list, but OTFC refused to give it to us. We sued OTFC in Baker County, Oregon, and the court ruled in our favor and sanctioned OTFC. We also sued two OTFC directors alleging that one had violated OTFC’s residency requirement and that the other had committed perjury. Both suits were dismissed pre-trial but we filed an appeal in one suit and were permitted to re-file the other suit in state court. On August 16, 2001, we started soliciting proxies to elect Kevin D. Padrick, Esq. to the board. We argued in our proxy materials that OTFC should have repurchased its shares at prices below book value. OTFC announced the hiring of an investment banker. Then, the day after the 9/11 attacks, OTFC sued us in Portland, Oregon and moved to invalidate our proxies; the court denied the motion and the election proceeded.

On October 12, 2001, OTFC’s shareholders elected our candidate by a two-to-one margin. In the five months after the filing of our first proxy statement (i.e., from August 1 through December 31, 2001), OTFC repurchased approximately 15% of its shares. On March 12, 2002, we entered into a standstill agreement with OTFC. OTFC agreed to: (a) achieve annual targets for return on equity, (b) reduce its current capital ratio, (c) obtain advice from an investment banker regarding annual 10% stock repurchases, (d) re-elect our director to the board, (e) reimburse a portion of our expenses, and (f) withdraw its lawsuit. On February 24, 2003, OTFC and FirstBank NW Corp. announced their merger.

American Physicians Capital, Inc. (“ACAP”) - We filed our original Schedule 13D reporting our position on November 25, 2002. The Schedule 13D disclosed that on January 18, 2002, Michigan’s Insurance Department had approved our request to solicit proxies to elect two directors to ACAP’s board. On January 29, 2002, we noticed our intention to nominate two directors at the 2002 annual meeting. On February 20, 2002, we entered into a three-year standstill agreement with ACAP, providing for ACAP to add our nominee to its board. ACAP also agreed to consider using a portion of its excess capital to repurchase ACAP’s shares in each of the fiscal years 2002 and 2003 so that its outstanding share count would decrease by 15% for each of those years. In its 2002 fiscal year, ACAP repurchased 15% of its outstanding shares; these repurchases were highly accretive to per share book value. On November 6, 2003, ACAP announced a reserve charge and that it would explore options to maximize shareholder value. It also announced that it would exit the healthcare and workers’ compensation insurance businesses. ACAP then announced that it had retained Sandler O’Neill & Partners, L.P., to assist the board. On December 2, 2003, ACAP announced the early retirement of its president and CEO. On December 23, 2003, ACAP named R. Kevin Clinton its new president and CEO.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 15 of 35

On June 24, 2004, ACAP announced that it had decided that the best means to maximize shareholder value would be to shed non-core businesses and focus on its core business line in its core markets. We increased our holdings in ACAP, and we announced that we intended to seek additional board representation. On November 10, 2004, ACAP invited Joseph Stilwell to sit on the board, and we entered into a new standstill agreement. This agreement was terminated in November 2007, with our representatives remaining on ACAP’s board. On May 8, 2008, our representatives were re-elected to three-year terms expiring in 2011. Upon the passage of federal healthcare legislation in 2010, ACAP became concerned about the fundamentals of its business and promptly acted to assess its strategic alternatives. On October 22, 2010, ACAP was acquired by The Doctors Company, and our shares were converted in a cash deal.

SCPIE Holdings Inc. (“SKP”) - We filed our original Schedule 13D reporting our position on January 19, 2006. We announced we would run our slate of directors at the 2006 annual meeting and demanded SKP’s shareholder list. SKP initially refused to timely produce the list, but did so after we sued it in Delaware Chancery Court. We engaged in a proxy contest at the 2006 annual meeting, but SKP’s directors were elected. Subsequently on December 14, 2006, SKP agreed to place Joseph Stilwell on its board. On October 16, 2007, Mr. Stilwell resigned from SKP’s board after it approved a sale of SKP that Mr. Stilwell believed was an inferior offer. We solicited shareholder proxies in opposition to the proposed sale; however, the sale was approved, and our shares were converted in a cash deal.

III. After we asserted shareholder rights, we believe the following issuers took steps to maximize shareholder value, and we subsequently exited our activist positions:

FPIC Insurance Group, Inc. (“FPIC”) - We filed our original Schedule 13D reporting our position on June 30, 2003. On August 12, 2003, Florida’s Insurance Department approved our request to hold more than 5% of FPIC’s shares, to solicit proxies to hold board seats, and to exercise shareholder rights. On November 10, 2003, FPIC invited our nominee, John G. Rich, Esq., to join the board, and we signed a confidentiality agreement. On June 7, 2004, we disclosed that because FPIC had taken steps to increase shareholder value, such as multiple share repurchases, and because its market price increased and reflected fair value in our estimation, we sold our shares on the open market, decreasing our holdings below 5%. Our nominee was invited to remain on the board.

Prudential Bancorp, Inc. of Pennsylvania (“PBIP”) - We filed our original Schedule 13D reporting our position on June 20, 2005. Most of PBIP’s shares were held by the Prudential Mutual Holding Company (the “MHC”), which was controlled by PBIP’s board. The MHC controlled most corporate decisions requiring a shareholder vote, such as the election of directors. However, regulations promulgated by the FDIC previously barred the MHC from voting on PBIP’s management stock benefit plans, and PBIP’s IPO prospectus indicated that the MHC would not vote on the plans. We announced in August 2005 that we would solicit proxies to oppose adoption of the plans as a referendum to place Joseph Stilwell on PBIP’s board. PBIP decided not to put the plans up for a vote at the 2006 annual meeting.

In December 2005, we solicited proxies to withhold votes on the election of directors as a referendum to place Mr. Stilwell on the board. At the 2006 annual meeting, 71% of PBIP’s voting public shares were withheld from voting on management’s nominees.

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On April 6, 2006, PBIP announced that just after we had filed our Schedule 13D, it had secretly solicited a letter from an FDIC staffer (which it concealed from the public) that the MHC would be allowed to vote in favor of the management stock benefit plans. PBIP also announced a special meeting to vote on the plans. We alerted the Board of Governors of the Federal Reserve System (the “Fed”) about this announcement, and PBIP was directed to seek Fed approval before adopting the plans. On April 19, 2006, PBIP postponed the special meeting. The Fed subsequently followed the FDIC’s position in September 2006. In December 2006, we solicited proxies to withhold votes on the election of PBIP’s directors at the 2007 annual meeting. At the meeting, 75% of PBIP’s voting public shares were withheld. Also during the annual meeting, PBIP’s President and Chief Executive Officer was unable to state the meaning of per share return on equity despite Mr. Stilwell’s holding up a $10,000 check for the charity of the CEO’s choice if he could promptly answer the question. On March 7, 2007, we disclosed that we were publicizing the results of PBIP’s elections and its directors’ unwillingness to hold a democratic vote on the stock plans by placing billboard advertisements throughout Philadelphia.

In December 2007, we filed proxy materials for the solicitation of proxies to withhold votes on the election of PBIP’s directors at the 2008 annual meeting. At the 2008annual meeting, an average of 77% of PBIP’s voting public shares withheld their votes. Excluding shares held in PBIP’s ESOP, an average of 88% of the voting public shares withheld their votes in this election.

On October 4, 2006, we sued PBIP, the MHC, and the directors of PBIP and the MHC in federal court in Philadelphia seeking an order to prevent the MHC from voting in favor of the management stock benefit plans. On August 15, 2007, the court dismissed some claims, but sustained our cause of action against the MHC as majority shareholder of PBIP for breach of fiduciary duties. Discovery proceeded and all the directors were deposed. Both sides moved for summary judgment, but the court ordered the case to trial, which was scheduled for June 2008. On May 22, 2008, we voluntarily discontinued the lawsuit after determining that it would be more effective and appropriate to pursue the directors on a personal basis in a derivative action. On June 11, 2008, we filed a notice to appeal certain portions of the lower court’s August 15, 2007, order dismissing portions of the lawsuit.

We entered into a settlement agreement and an expense agreement with PBIP in November 2008 under which we agreed to support PBIP’s management stock benefit plans, drop our litigation and withdraw our shareholder demand, and generally support management; and in exchange, PBIP agreed, subject to certain conditions, to repurchase up to three million of its shares (including shares previously purchased), reimburse a portion of our expenses, and either adopt a second step conversion or add our nominee who meets certain qualification requirements to its board if the repurchases were not completed by a specified time.

On March 5, 2010, we reported that our ownership in PBIP had dropped below 5% as a result of open market sales and sales of common stock to PBIP.

Roma Financial Corp. (“ROMA”) - We filed our original Schedule 13D reporting our position on July 27, 2006. Prior to its acquisition by Investors Bancorp, Inc., in December 2013, nearly 70% of ROMA’s shares were held by a mutual holding company controlled by ROMA’s board. In April 2007, we engaged in a proxy solicitation at ROMA’s first annual meeting, urging shareholders to withhold their vote from management’s slate. ROMA did not put their stock benefit plans up for a vote at that meeting. We then met with ROMA management. In the four months after ROMA became eligible to repurchase its shares, it announced and substantially completed repurchases of 15% of its publicly held shares, which were accretive to shareholder value. In our judgment, management came to understand the importance of proper capital allocation. Based on ROMA management’s prompt implementation of shareholder-friendly capital allocation plans, we supported management’s adoption of stock benefit plans at the 2008 shareholder meeting. In our estimation, ROMA’s market price increased and reflected fair value, and we sold our shares in the open market.

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First Savings Financial Group, Inc. (“FSFG”) - We filed our original Schedule 13D reporting our position on December 29, 2008. We met with management, after which FSFG announced a stock repurchase plan and began repurchasing its shares. In December 2009, we reported that our beneficial ownership in the outstanding FSFG common stock had fallen below 5%.

Alliance Bancorp, Inc. of Pennsylvania (“ALLB”) - We filed our original Schedule 13D reporting our position on March 12, 2009. When we announced our reporting position, a majority of ALLB’s shares were held by a mutual holding company controlled by ALLB’s board. However, on August 11, 2010, ALLB announced its intention to undertake a second step offering, selling all shares to the public. The plan of conversion and reorganization was approved by depositors at a special meeting held December 29, 2010. We strongly supported ALLB’s action. Following completion of the conversion of Alliance Bank from the mutual holding company structure to the stock holding company structure, we increased our stake with the belief that shareholders and ALLB would do well if management focused on profitability. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, ALLB’s market price increased and reflected fair value; and on November 21, 2013, we disclosed that we sold shares on the open market, decreasing our holdings below 5%.

Standard Financial Corp. (“STND”) - We filed our original Schedule 13D reporting our position on October 18, 2010. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, STND’s market price increased and reflected fair value; and on March 19, 2013, we disclosed that we sold our shares on the open market, decreasing our holdings below 5%.

Home Federal Bancorp, Inc. of Louisiana (“HFBL”) - We filed our original Schedule 13D reporting our position on January 3, 2011. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, the HFBL’s market price increased and reflected fair value; and on February 7, 2013, we disclosed that we sold shares on the open market, decreasing our holdings below 5%.

ASB Bancorp, Inc. (“ASBB”) - We filed our original Schedule 13D reporting our position on October 24, 2011. On August 23, 2013, we met with management to assess the best way to maximize shareholder value. We believe management and the board acted in good faith by cleaning up non-performing assets and repurchasing shares, and ASBB’s market price increased to reflect fair value. On July 18, 2014, we disclosed that we sold our shares to ASBB.

United Insurance Holdings Corp. (“UIHC”) - We filed our original Schedule 13D reporting our position on September 29, 2011. On December 17, 2012, we disclosed that we sold shares on the open market, decreasing our holdings below 5%.

IV. After successfully seeking board representation, we seated directors who currently serve on the boards of the following issuers:

Malvern Federal Bancorp, Inc. (“MLVF”) - We filed our original Schedule 13D reporting our position on May 30, 2008. When we announced our reporting position, a majority of MLVF’s shares were held by a mutual holding company controlled by MLVF’s board. On October 26, 2010, we demanded that MLVF pursue a derivative action against its directors for breach of their fiduciary duties. MLVF failed to pursue the action and, on June 3, 2011, we sued MLVF’s directors in Chester County, Pennsylvania, demanding that the court, among other things, order the directors to properly consider pursuing a second step conversion. On November 9, 2011, The Honorable Judge Howard F. Riley, Jr., overruled the director defendants’ preliminary objections to the derivative lawsuit.

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On January 17, 2012, MLVF announced its intention to undertake a second step conversion and we withdrew the lawsuit. The conversion and stock offering were completed on October 11, 2012, and our shares were converted into shares of Malvern Bancorp, Inc. On September 5, 2013, we notified MLVF of our intention to nominate John P. O’Grady for election as a director at its 2014 annual meeting, but we later reached an agreement with MLVF for Mr. O’Grady to join its board of directors. On November 25, 2014, we terminated our standstill agreement with MLVF, including the agreement's performance targets. After meeting with the new CEO and the new chairman of the board, we believe that management and the board of directors are now focused on maximizing shareholder value. John P. O'Grady remains a director on the board.

Kingsway Financial Services Inc. (“KFS”) - We filed our original Schedule 13D reporting our position on November 7, 2008. We requested a meeting with its CEO and chairman to discuss ways to maximize shareholder value and minimize both operational and balance sheet risks, but the CEO was unresponsive. We then requisitioned a special shareholder meeting to remove the CEO and chairman from the KFS board and replace them with our two nominees. On January 7, 2009, we entered into a settlement agreement with KFS whereby, among other things, the CEO resigned from the KFS board and KFS expanded its board from nine to ten seats and appointed our nominees to fill the two vacant seats. By April 23, 2009, the board was reconstituted with just three of the original ten legacy directors remaining. Also, Joseph Stilwell was appointed to fill the vacancy created by the resignation of one of our nominees, Larry G. Swets, Jr., and our other nominee was elected chairman of the board. In addition, the CEO and CFO were fired for incompetence and insubordination.

By November 3, 2009, all of the legacy directors had resigned from the board. On May 27, 2010, Mr. Stilwell and the Group’s other representative were re-elected to the board. On June 1, 2010, Mr. Swets was appointed CEO. During the time the Group has had board representation, KFS has sold non-core assets, repurchased public debt at a discount to face value, sold a credit-sensitive asset, disposed of its subsidiary Lincoln General, substantially reduced its expenses, and reduced other balance sheet and operations risks.

Fraternity Community Bancorp, Inc. (“FRTR”) - We filed our original Schedule 13D reporting our position on April 11, 2011. We reached an agreement with FRTR, and on November 18, 2014, our representative, Corissa J. Briglia, was appointed to its board of directors.

Naugatuck Valley Financial Corporation (“NVSL”) - We filed our original Schedule 13D reporting our position on July 11, 2011. On February 13, 2014, we reported our intention to seek board representation. On March 12, 2014, we reached an agreement with NVSL for Robert M. Bolton to join NVSL’s board of directors and for NVSL not to seek approval for stock benefit plans.

Colonial Financial Services, Inc. (“COBK”) - We filed our original Schedule 13D reporting our position on August 24, 2011. On December 18, 2013, we reached an agreement with COBK to have a director of our choice appointed to its board of directors. Our nominee, Corissa J. Briglia, joined COBK’s board of directors on March 25, 2014. On September 10, 2014, COBK announced its sale to Cape Bancorp, Inc.

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First Financial Northwest, Inc. (“FFNW”) - We filed our original Schedule 13D reporting our position on September 12, 2011. On January 11, 2012, a representative of the Group became a member of FFNW’s board. On February 15, 2012, our representative resigned and we announced our intention to run a contested election at FFNW’s 2012 annual meeting. We mailed our proxy materials to FFNW’s shareholders in April 2012 seeking election of our nominee. At FFNW’s 2012 annual meeting of shareholders held on May 24, 2012, our nominee defeated Victor Karpiak, the chairman and president, by a substantial percentage. FFNW attempted to invalidate our votes, and we sued to enforce our rights. In accordance with the settlement we reached with FFNW in December 2012, our nominee, Kevin Padrick, was appointed to FFNW’s board on March 14, 2013, and Victor Karpiak resigned as chairman. Subsequently, Mr. Karpiak was shown the door and a new CEO was hired. Since then, FFNW has pursued multiple share repurchases, cleaned up its non-performing assets and reached a good level of profitability.

HopFed Bancorp, Inc. (“HFBC”) - We filed our original Schedule 13D reporting our position on February 25, 2013. We opposed HFBC’s purchase of Sumner Bank & Trust and mailed our proxy materials to HFBC’s stockholders on April 5, 2013, seeking election of our nominee as a director at HFBC’s 2013 annual meeting. On May 15, 2013, our nominee, Robert Bolton, beat HFBC’s nominee by a two-to-one margin, and on August 23, 2013, HFBC’s acquisition of Sumner Bank & Trust was terminated.

V. We intend to seek board representation with the following issuers:

Harvard Illinois Bancorp, Inc. (“HARI”) - We filed our original Schedule 13D reporting our position on April 1, 2011. In 2012, we nominated a director for election at HARI’s 2012 annual meeting and communicated our belief that HARI should merge with a stronger community bank. Our nominee was not elected, so we nominated a director at HARI’s 2013 annual meeting and stated our position that HARI should be sold. We communicated to stockholders our intent to run a nominee every year until elected, and we nominated a director at HARI’s 2014 annual meeting. We intend to continue to seek board representation.

Fairmount Bancorp, Inc. (“FMTB”) - We filed our original Schedule 13D reporting our position on September 21, 2012. We believe FMTB should be sold to maximize shareholder value. On February 25, 2014, we reported our intention to seek board representation at FMTB’s 2015 annual meeting if FMTB did not announce its sale. However, due to the appointment of our representative to another board in the local area, we will not be nominating at this year’s election of directors of FMTB. We intend to seek board representation at the earliest possible time.

VI. We hope to work with management and the boards of the following issuers:

William Penn Bancorp, Inc. (“WMPN”) - We filed our original Schedule 13D reporting our position on May 23, 2008. A majority of WMPN’s shares are held by a mutual holding company controlled by WMPN’s board. We met with management and the board to explain our views on proper capital allocation and following the financial crisis, we continued to urge WMPN to take the steps necessary to maximize shareholder value. On December 3, 2014, WMPN announced and subsequently completed its plan to repurchase an initial 10% of its shares outstanding.

Wayne Savings Bancshares, Inc. (“WAYN”) - We filed our original Schedule 13D reporting our position on October 8, 2010. We supported H. Stewart Fitz Gibbon III’s appointment as president and CEO effective November 3, 2014 and as a director on the executive committee of WAYN’s board. We believe management and the board have acted in good faith to position WAYN to maximize shareholder value. We support WAYN’s modest share repurchases as it continues to build capital.

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Wolverine Bancorp, Inc. (“WBKC”) - We filed our original Schedule 13D reporting our position on February 7, 2011. We support WBKC’s consistent efforts to maximize shareholder value through share repurchases and payments of special dividends.

Eureka Financial Corp. (“EKFC”) - We filed our original Schedule 13D reporting our position on March 28, 2011. We support EKFC’s consistent efforts to maximize shareholder value through share repurchases and payments of special dividends.

Sunshine Financial, Inc. (“SSNF”) - We filed our original Schedule 13D reporting our position on April 18, 2011. We believe SSNF is positioned to consistently repurchase its shares, and we have urged management and the board to do so. To date, SSNF has done the minimum amount of share repurchases to maintain our support.

Jacksonville Bancorp, Inc. (“JXSB”) - We filed our original Schedule 13D reporting our position on July 5, 2011. We support JXSB’s consistent efforts to maximize shareholder value through share repurchases.

Provident Financial Holdings, Inc. (“PROV”) - We filed our original Schedule 13D reporting our position on October 7, 2011. We support PROV’s consistent efforts to maximize shareholder value through share repurchases.

Sound Financial, Inc. (“SFBC”) – We filed our original Schedule 13D reporting our position on November 21, 2011. We urged management and the board to pursue a second step conversion. On August 22, 2012, Sound Financial Bancorp, Inc. (“SFBC”) announced completion of its second step conversion and our shares of SNFL were converted into shares of SFBC. We support SFBC’s consistent efforts to maximize shareholder value.

West End Indiana Bancshares, Inc. (“WEIN”) - We filed our original Schedule 13D reporting our position on January 19, 2012. We support WEIN’s consistent efforts to maximize shareholder value through share repurchases.

IF Bancorp, Inc. (“IROQ”) - We filed our original Schedule 13D reporting our position on March 5, 2012. We believe IROQ is positioned to consistently repurchase its shares, and we have urged management and the board to do so. To date, IROQ has done the minimum amount of share repurchases to maintain our support.

Anchor Bancorp (“ANCB”) - We filed our original Schedule 13D reporting our position on May 7, 2012. We support ANCB for working diligently to have its regulatory orders lifted and to clean up its non-performing assets. We believe management and the board have acted in good faith to position ANCB to maximize shareholder value.

Georgetown Bancorp, Inc. (“GTWN”) - We filed our original Schedule 13D reporting our position on July 23, 2012. We support GTWN’s consistent efforts to maximize shareholder value through share repurchases.

Hamilton Bancorp, Inc. (“HBK”) - We filed our original Schedule 13D reporting our position on October 22, 2012. We believe HBK is positioned to consistently repurchase its shares, and we have encouraged management and the board to do so. We are currently evaluating HBK’s progress.

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Polonia Bancorp, Inc. (“PBCP”) - We filed our original Schedule 13D reporting our position on November 23, 2012. In light of PBCP’s recent regulatory order, we believe PBCP should be sold at the earliest possible opportunity.

United Community Bancorp (“UCBA”) - We filed our original Schedule 13D reporting our position on January 22, 2013. We believe UCBA is positioned to consistently repurchase its shares, and we have encouraged management and the board to do so.

United-American Savings Bank (“UASB”) - We filed our original Schedule 13D with the Federal Deposit Insurance Corporation reporting our position on May 20, 2013. We believe management and the board have acted in good faith to position UASB to maximize shareholder value. As its capital level increases, we believe UASB should repurchase its shares or the bank should be sold.

Delanco Bancorp, Inc. (“DLNO”) - We filed our original Schedule 13D reporting our position on October 28, 2013. We believe management and the board have acted in good faith to position DLNO to maximize shareholder value.

Carroll Bancorp, Inc. (“CROL”) - We filed our original Schedule 13D reporting our position on March 17, 2014. We are evaluating management and the board’s actions regarding maximizing shareholder value.

Sugar Creek Financial Corp. (“SUGR”) - We filed our original Schedule 13D reporting our position on April 21, 2014. We believe management and the board have acted in good faith to position SUGR to maximize shareholder value. We have urged management and the board to repurchase shares as soon as SUGR is permitted.

Seneca-Cayuga Bancorp, Inc. (“SCAY”) - We filed our original Schedule 13D reporting our position on September 15, 2014. We believe SCAY is positioned to provide meaningful returns to its shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. We are encouraging management and the board to choose the path that will maximize shareholder value.

Pinnacle Bancshares, Inc. (“PCLB”) - We filed our original Schedule 13D reporting our position on September 23, 2014. On November 14, 2014, PCLB announced the continuation of its share repurchase program. We believe management and the board have acted in good faith to date to maximize shareholder value through share repurchases.

MB Bancorp, Inc. (“MBCQ”) – We filed our original Schedule 13D reporting our position on January 9, 2015. We will urge management and the board to repurchase shares as soon as MBCQ is permitted.

Ben Franklin Financial, Inc. (“BFFI”) - We filed our original Schedule 13D reporting our position on February 9, 2015. We will urge management and the board to repurchase shares as soon as BFFI is permitted.

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VII. The following issuer is the focus of a shareholder derivative litigation:

NorthEast Community Bancorp, Inc. (“NECB”) - We filed our original Schedule 13D reporting our position on November 5, 2007. A majority of NECB’s shares are held by a mutual holding company controlled by NECB’s board. We presented a model stock benefit plan to management that we would support based on a vesting schedule that more closely aligns management’s interests to shareholder returns. NECB’s management responded to the proposal with a form letter. On July 1, 2010, we delivered a written demand to NECB demanding to inspect its shareholder list. On July 22, 2010, NECB announced its first ever share repurchase plan. NECB, however, refused to supply us with the shareholder list. Therefore, on July 23, 2010, we sued NECB in federal court in New York seeking an order compelling compliance. On August 31, 2010, NECB produced the list of shareholders to us and we dropped the lawsuit. We subsequently wrote to shareholders expressing our belief that NECB’s directors did not properly oversee management. On October 3, 2011, we sent a letter to NECB’s board of directors demanding that NECB expand the board with disinterested directors to consider a second step conversion. On October 31, 2011, we filed a lawsuit in New York state court against NECB, the mutual holding company and their boards of directors, personally and derivatively, for breach of fiduciary duty arising out of failure to fairly consider a second step conversion. The court dismissed our case with leave to amend the complaint. We filed our first amended complaint on December 14, 2012. After we filed our second amended complaint on December 19, 2012, defendants moved to dismiss the case. On October 21, 2013, the court denied the motion to dismiss our lawsuit. Defendants appealed the court’s decision, but the appellate division affirmed the denial. Depositions of the directors/defendants were concluded in September 2014, and expert witnesses have submitted their reports and been deposed. The case is proceeding to trial.

Members of the Group may seek to make additional purchases or sales of shares of Common Stock. Except as described in this filing, no member of the Group has any plans or proposals which relate to, or could result in, any of the matters referred to in paragraphs (a) through (j), inclusive, of Item 4 of Schedule 13D. Members of the Group may, at any time and from time to time, review or reconsider their positions and formulate plans or proposals with respect thereto.

Item 5.  Interest in Securities of the Issuer

The percentages used in this filing are calculated based on the number of outstanding shares of Common Stock, 3,881,917, as of November 14, 2014, reported in the Issuer’s Form 10-Q filed with the Securities and Exchange Commission on November 14, 2014.

(A)	Stilwell Value Partners II

(a)	Aggregate number of shares beneficially owned: 374,708

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 374,708

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 374,708

(c)	Within the past 60 days, Stilwell Value Partners II sold shares of Common Stock as follows:

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Date	Number of Shares (Sold)	Price Per Share	Total (Sale) Price
01/05/15	(4,000)	$14.82	$(59,280)
01/30/15	(10,100)	$14.85	$(149,985)
02/27/15	(8,500)	$14.80	$(125,800)

(d)   Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners II, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners II, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners II. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners II with regard to those shares of Common Stock.

(B)	Stilwell Value Partners V

(a)	Aggregate number of shares beneficially owned: 374,708

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 374,708

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 374,708

(c)	Within the past 60 days, Stilwell Value Partners V sold shares of Common Stock as follows:

Date	Number of Shares (Sold)	Price Per Share	Total (Sale) Price
02/27/15	(5,200)	$14.80	$(76,960)

(d)   Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners V, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners V, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners V. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners V with regard to those shares of Common Stock.

(C)	Stilwell Value Partners VII

(a)	Aggregate number of shares beneficially owned: 374,708

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 374,708

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 374,708

(c)	Stilwell Value Partners VII has not purchased or sold any shares of Common Stock within the past 60 days.

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(d)   Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners VII, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners VII. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners VII with regard to those shares of Common Stock.

(D)	Stilwell Activist Fund

(a)	Aggregate number of shares beneficially owned: 374,708

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 374,708

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 374,708

(c)	Within the past 60 days, Stilwell Activist Fund purchased shares of Common Stock as follows:

Date	Number of Shares Purchased	Price Per Share	Total Purchase Price
01/30/15	5,500	$14.85	$81,675
02/27/15	2,055	$14.80	$30,414

(d)   Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Fund, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Fund. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Fund with regard to those shares of Common Stock.

(E)	Stilwell Activist Investments

(a)	Aggregate number of shares beneficially owned: 374,708

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 374,708

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 374,708

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(c)	Within the past 60 days, Stilwell Activist Investments purchased shares of Common Stock as follows:

Date	Number of Shares Purchased	Price Per Share	Total Purchase Price
01/05/15	4,000	$14.82	$59,280
01/30/15	4,600	$14.85	$68,310
02/27/15	11,645	$14.80	$172,346

(d)   Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Investments, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Investments with regard to those shares of Common Stock.

(F)	Stilwell Partners

(a)	Aggregate number of shares beneficially owned: 374,708

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 374,708

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 374,708

(c)	Stilwell Partners has not purchased or sold any shares of Common Stock within the past 60 days.

(d)   Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Partners, Joseph Stilwell has the power to direct the affairs of Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Partners. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Partners with regard to those shares of Common Stock.

(G)	Stilwell Value LLC

(a)	Aggregate number of shares beneficially owned: 374,708

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 374,708

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 374,708

(c)	Stilwell Value LLC has made no purchases of shares of Common Stock.

(d)   Because he is the managing member and sole owner of Stilwell Value LLC, Joseph Stilwell has the power to direct the affairs of Stilwell Value LLC. Stilwell Value LLC is the general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners. Therefore, Stilwell Value LLC may be deemed to share with Joseph Stilwell voting and disposition power with regard to the shares of Common Stock held by Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund Stilwell Activist Investments and Stilwell Partners.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 26 of 35

(H)	Joseph Stilwell

(a)	Aggregate number of shares beneficially owned: 374,708

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 374,708

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 374,708

(c)	Joseph Stilwell has not purchased or sold any shares of Common Stock within the past 60 days.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer

Other than the Amended Joint Filing Agreement filed as Exhibit 8 to this Tenth Amendment, there are no contracts, arrangements, understandings or relationships among the persons named in Item 2 hereof and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any of the securities, finders’ fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or losses, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners, and Joseph Stilwell, in his capacity as the managing member and sole owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits.

See Items 1 and 2 above regarding disclosure of the relationships between members of the Group, which disclosure is incorporated herein by reference.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 27 of 35

Item 7. Material to be Filed as Exhibits

Exhibit No.	Description
1	Joint Filing Agreement, dated September 23, 2011, filed with the Original Schedule 13D
2	Amended Joint Filing Agreement, dated December 28, 2011, filed with the First Amendment
3	Letter to Issuer’s Management, dated February 25, 2013, filed with the Third Amendment
4	Amended Joint Filing Agreement, dated April 17, 2013, filed with the Fourth Amendment
5	Amended Joint Filing Agreement, dated May 2, 2013, filed with the Fifth Amendment
6	Nominee Agreement, dated February 20, 2014, with nominee Stephen S. Burchett, filed with the Seventh Amendment
7	Nominee Agreement, dated February 20, 2014, with alternate nominee Marshall L. Steen, filed with the Seventh Amendment
8	Amended Joint Filing Agreement, dated February 27, 2015
9	Nominee Agreement, dated February 23, 2015, with nominee Stephen S. Burchett

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 28 of 35

APPENDIX A

IDENTITY OF PARTICIPANTS

The participants include Stilwell Value Partners II, L.P. ("Stilwell Value Partners II"); Stilwell Value Partners V, L.P. ("Stilwell Value Partners V"); Stilwell Value Partners VII, L.P. ("Stilwell Value Partners VII"); Stilwell Activist Fund, L.P. ("Stilwell Activist Fund"); Stilwell Activist Investments, L.P. ("Stilwell Activist Investments"); and Stilwell Partners, L.P. ("Stilwell Partners") (all Delaware limited partnerships); Stilwell Value LLC, a Delaware limited liability company ("Stilwell Value LLC"), and the general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners (collectively, the “Beneficial Owners”); as well as Stephen S. Burchett (“Nominee” and together with the Beneficial Owners, the “Participants”).

With respect to each Participant, other than as disclosed herein, such Participant is not and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of Poage Bankshares, Inc. (the "Corporation"), including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except for sharing of profits. With respect to each Participant, other than as disclosed below, neither such Participant nor any of such Participant’s associates has any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

Security Ownership of Beneficial Owners

The table below shows the number of shares of common stock of the Corporation (“Common Stock”) held in accounts of the listed entities or individuals.

Title of Class	Name of Owner	Direct Beneficial Ownership	Percent of Class (1)
Common Stock, par value $0.01 per share (“Common Stock”)	Stilwell Value Partners II	33,870	0.9%
Common Stock	Stilwell Value Partners V	26,035	0.7%
Common Stock	Stilwell Value Partners VII	83,366	2.1%
Common Stock	Stilwell Activist Fund	31,444	0.8%
Common Stock	Stilwell Activist Investments	184,993	4.8%
Common Stock	Stilwell Partners	15,000	0.4%

(1) The percentages are calculated based on the number of outstanding shares of Common Stock, 3,881,917, reported as the number of outstanding shares as of November 14, 2014, in the Corporation’s Form 10-Q filed with the Securities and Exchange Commission on November 14, 2014.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 29 of 35

Security Ownership of Nominees

The Nominee does not directly or indirectly own any securities of the Corporation.

Description of Beneficial Ownership and Beneficial Owners

Joseph Stilwell is the sole owner of the equity in Stilwell Value LLC, which is the general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners. The business address of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Partners, Stilwell Value LLC, and Joseph Stilwell is 111 Broadway, 12th Floor, New York, New York 10006.

The principal employment of Joseph Stilwell is investment management. Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is in the business of serving as the general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Partners and related partnerships.

Because he is the sole owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners with regard to those shares of Common Stock.

The Beneficial Owners may be deemed to beneficially own, in the aggregate, 374,708 shares of Common Stock, representing approximately 9.7% of the Corporation’s outstanding shares of Common Stock (based upon the 3,881,917 shares of Common Stock reported as the number of outstanding shares as of November 14, 2014, in the Corporation’s Form 10-Q filed with the Securities and Exchange Commission on November 14, 2014). The Beneficial Owners have an interest in the election of directors at the Corporation’s annual meeting as shareholders.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 30 of 35

The Nominee does not directly or indirectly beneficially own any shares of Common Stock.

Two Year Summary Table

The following table indicates the date of each purchase and sale of shares of Common Stock by Joseph Stilwell and entities affiliated with Joseph Stilwell within the past two years and the number of shares of Common Stock in each purchase and sale.

Name	Date	Shares of Common Stock Purchased/(Sold) (1)

Stilwell Value Partners II	03/06/2013	(1,500)

Stilwell Value Partners II	04/05/2013	(1,500)

Stilwell Value Partners II	04/19/2013	(1,000)

Stilwell Value Partners II	04/30/2013	(38,400)

Stilwell Value Partners II	05/15/2013	(1,200)

Stilwell Value Partners II	05/31/2013	(48,600)

Stilwell Value Partners II	06/28/2013	(12,000)

Stilwell Value Partners II	11/26/2014	(19,600)

Stilwell Value Partners II	01/05/2015	(4,000)

Stilwell Value Partners II	01/30/2015	(10,100)

Stilwell Value Partners V	03/06/2013	(2,000)

Stilwell Value Partners V	04/30/2013	(4,600)

Stilwell Value Partners V	06/28/2013	(2,000)

Stilwell Value Partners V	08/12/2013	(9,000)

Stilwell Value Partners V	09/30/2013	(7,000)

Stilwell Value Partners V	11/26/2014	(2,200)

Stilwell Value Partners VII	03/06/2013	(1,500)

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 31 of 35

Stilwell Activist Fund	04/16/2013	200

Stilwell Activist Fund	04/30/2013	3,400

Stilwell Activist Fund	05/31/2013	2,430

Stilwell Activist Fund	06/28/2013	5,000

Stilwell Activist Fund	09/30/2013	980

Stilwell Activist Fund	03/31/2014	5,000

Stilwell Activist Fund	04/04/2014	2,500

Stilwell Activist Fund	04/08/2014	440

Stilwell Activist Fund	04/10/2014	90

Stilwell Activist Fund	04/11/2014	360

Stilwell Activist Fund	05/30/2014	975

Stilwell Activist Fund	06/02/2014	2,145

Stilwell Activist Fund	06/05/2014	780

Stilwell Activist Fund	06/09/2014	105

Stilwell Activist Fund	06/11/2014	100

Stilwell Activist Fund	06/12/2014	75

Stilwell Activist Fund	06/17/2014	1,154

Stilwell Activist Fund	06/18/2014	135

Stilwell Activist Fund	06/19/2014	75

Stilwell Activist Fund	01/30/2015	5,500

Stilwell Activist Investments	04/30/2013	39,600

Stilwell Activist Investments	05/31/2013	46,170

Stilwell Activist Investments	06/28/2013	9,000

Stilwell Activist Investments	08/12/2013	9,000

Stilwell Activist Investments	09/03/2013	950

Stilwell Activist Investments	09/04/2013	1,550

Stilwell Activist Investments	09/30/2013	6,020

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 32 of 35

Stilwell Activist Investments	04/08/2014	760

Stilwell Activist Investments	04/10/2014	510

Stilwell Activist Investments	04/11/2014	2,040

Stilwell Activist Investments	05/30/2014	5,525

Stilwell Activist Investments	06/02/2014	12,155

Stilwell Activist Investments	06/05/2014	4,418

Stilwell Activist Investments	06/09/2014	595

Stilwell Activist Investments	06/12/2014	425

Stilwell Activist Investments	06/17/2014	7,111

Stilwell Activist Investments	06/18/2014	765

Stilwell Activist Investments	06/19/2014	424

Stilwell Activist Investments	06/20/2014	300

Stilwell Activist Investments	07/22/2014	1,252

Stilwell Activist Investments	07/25/2014	136

Stilwell Activist Investments	07/31/2014	187

Stilwell Activist Investments	08/13/2014	5,700

Stilwell Activist Investments	11/26/2014	21,800

Stilwell Activist Investments	01/05/2015	4,000

Stilwell Activist Investments	01/30/2015	4,600

(1) Funds for share purchases were provided from time to time in part by margin account loans from subsidiaries of Morgan Stanley or Fidelity Brokerage Services LLC extended in the ordinary course of business. All purchases of shares of Common Stock using funds borrowed from Morgan Stanley or Fidelity Brokerage Services LLC, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by entities affiliated with Joseph Stilwell may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to such entities. Such loans generally bear interest at a rate based on the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers. There is currently no indebtedness outstanding secured by shares of Common Stock held by entities affiliated with Joseph Stilwell.

Interest of Certain Persons in Matters to be Acted Upon

The Nominee is not, nor has he been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except as set forth below.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 33 of 35

The Beneficial Owners and the Nominee are parties to an agreement whereby, among other things, the Nominee has agreed to be nominated for election to the Board of Directors of the Corporation at the 2015 annual meeting of stockholders (the “Annual Meeting”), and the Beneficial Owners have agreed to reimburse Nominee for his expenses incurred in connection with his nomination for election to the Board of Directors and to indemnify and hold the Nominee harmless from and against all damages and claims that may arise in connection with being nominated for election to the Board of Directors.

The Nominee has an interest in the election of directors at the Annual Meeting pursuant to the agreement described above. The Beneficial Owners have an interest in the election of directors at the Annual Meeting directly or indirectly through the ownership of shares described under “Description of Beneficial Ownership and Beneficial Owners.”

Except as otherwise set forth herein, the Nominee, nor any of his associates, has any arrangement or understanding with any person with respect to any future employment with the Corporation or its affiliates or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party.

Information About the Nominee

Set forth below is certain information regarding the Nominee required by Article I, Section 6 of the Corporation's Bylaws. The Nominee is independent under the independence standards applicable to the Corporation under (i) paragraph (a)(1) of Item 407 of Regulation S-K and (ii) NASDAQ Listing Rule 5605. The Nominee has not engaged in any transactions with a related person of the Corporation as defined in Item 404(a) of Regulation S-K.

Name	Age	Business Address	Residence Address

Stephen S. Burchett	47	949 3rd Avenue 3rd Floor	5024 King Richard Ct

		Huntington, WV 25701	Ashland, KY 41101

Stephen S. Burchett: Mr. Burchett has been a partner with the law firm of Offutt Nord Burchett, PLLC since 2003, where he has been named one of The Best Lawyers in America™. Mr. Burchett has successfully represented a wide range of clients in complex litigation throughout Central Appalachia. He is the only attorney practicing in the region who is board-certified by the American Board of Professional Liability Attorneys. Mr. Burchett is originally from Morehead, KY and currently resides in Ashland, KY. He attended the University of Virginia on the prestigious Jefferson Scholarship and received his law degree from the University of Kentucky where he was president of the Student Bar Association. He has also served as a representative to the Kentucky Bar Association Board of Governors. Mr. Burchett has extensive management and business experience and experience advising and providing legal guidance to boards of directors and officers. He is not employed by any parent, subsidiary or other affiliate of the Corporation.

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 34 of 35

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.

Date: February 27, 2015

STILWELL VALUE PARTNERS II, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL VALUE PARTNERS V, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL VALUE PARTNERS VII, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL ACTIVIST FUND, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL ACTIVIST INVESTMENTS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

CUSIP No. 730206 10 9	SCHEDULE 13D	Page 35 of 35

STILWELL PARTNERS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL VALUE LLC

/s/ Joseph Stilwell
By:	Joseph Stilwell
Managing Member

JOSEPH STILWELL

/s/ Joseph Stilwell
Joseph Stilwell

EXHIBIT 8

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of the Issuer and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

Date: February 27, 2015

STILWELL VALUE PARTNERS II, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL VALUE PARTNERS V, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL VALUE PARTNERS VII, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL ACTIVIST FUND, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL ACTIVIST INVESTMENTS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL PARTNERS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Joseph Stilwell
	By:	Joseph Stilwell
Managing Member

STILWELL VALUE LLC

/s/ Joseph Stilwell
By:	Joseph Stilwell
Managing Member

JOSEPH STILWELL

/s/ Joseph Stilwell
Joseph Stilwell

EXHIBIT 9

NOMINEE AGREEMENT

This Nominee Agreement is made this 23rd day of February 2015, by and among Stilwell Value Partners II, L.P., Stilwell Value Partners V, L.P., Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., and Stilwell Partners, L.P., (collectively, the “Stilwell Funds”), and their General Partner, Stilwell Value LLC ("Stilwell Value"), (together with the Stilwell Funds, “The Stilwell Group”), having their principal places of business at 111 Broadway, 12th Floor, New York, NY 10006, and Stephen S. Burchett, an individual with offices at 949 Third Avenue, Third Floor, Huntington, WV 25701 ("Nominee").

WHEREAS, The Stilwell Group and its affiliates are the beneficial owners of shares of common stock ("Common Stock") of Poage Bankshares, Inc. ("PBSK"), may solicit proxies to elect one nominee to PBSK's Board of Directors (the "Board") at the 2015 annual stockholders meeting (the “Meeting”), and wish to nominate Nominee for election to the Board at the Meeting;

WHEREAS, Nominee desires and agrees to be nominated for and to sit on the Board if elected at the Meeting for a term to expire at the 2018 annual stockholders meeting;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Nominee hereby agrees to have his name placed in nomination by The Stilwell Group as its nominee for election to the Board, and for that purpose, understands and agrees that The Stilwell Group will solicit proxies from stockholders to cause Nominee to be elected. Simultaneously with the execution of this Agreement, Nominee shall deliver his written consent to be named in The Stilwell Group’s proxy statement and to serve as a director of PBSK if elected, a copy of which is attached hereto as Exhibit A. Nominee understands that The Stilwell Group retains the right to determine whether Nominee will be its alternate or actual nominee and will so advise Nominee of its determination prior to the solicitation of proxies. Nominee understands that an alternate nominee may become the actual nominee if the actual nominee does not stand for election.

2.        Nominee hereby represents and warrants to The Stilwell Group that he has executed and delivered to The Stilwell Group a Confidential Director Questionnaire and hereby certifies that the contents thereof are true and correct and that he will promptly notify The Stilwell Group of any change in such contents.

3.       Nominee hereby represents and warrants to The Stilwell Group that he will not acquire beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of PBSK Common Stock prior to the Meeting and that he has notified all business partners, associates, family members and other entities or individuals with which he might share such beneficial ownership of PBSK Common Stock that no PBSK Common Stock may be purchased during such time.

4.       The Stilwell Group agrees to reimburse all of Nominee's actual out-of-pocket expenses incurred in connection with the nomination process, including telephone, postage, and travel; provided that, in the event Nominee is elected as a director of PBSK, he will request that PBSK reimburse his expenses for attending Board meetings and committee meetings.

5.       Nominee and The Stilwell Group agree that in the event Nominee is elected as a director of PBSK, nothing in this Agreement shall be construed as affecting Nominee's ability to act independently with respect to his responsibilities and decisions as a director which shall be governed by applicable law and subject to Nominee’s fiduciary duty to the stockholders of the Company.

6.       The Stilwell Group hereby indemnifies and holds Nominee harmless for all damages and expenses incurred in connection with agreeing to have his name placed in nomination and to have proxies solicited in order to elect him to the Board (the “Solicitation”); provided, however, that Nominee will not be entitled to indemnification for claims arising from his gross negligence, willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of this Agreement; provided further, that upon his becoming a director of PBSK, this indemnification shall not apply to any claims made against him in his capacity as a director of PBSK. This indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by Nominee, directly or indirectly, as a result of or arising from the Solicitation and any related transactions (each, a “Loss”). In the event of a claim against Nominee or the occurrence of a Loss, Nominee shall give The Stilwell Group notice thereof no later than ten (10) days after Nominee has knowledge of such claim or Loss (provided that failure to promptly notify The Stilwell Group shall not relieve it from any liability which it may have on account of this Section 7, except to the extent it shall have been materially prejudiced by such failure). The Stilwell Group retains the sole right to select and retain counsel for Nominee and shall reimburse Nominee for all Losses suffered as provided herein.

7.       The obligations of The Stilwell Group under this Agreement are contingent upon The Stilwell Group's determination, in its sole discretion, after final completion of a due diligence review of Nominee’s background, that Nominee is a suitable candidate for the Board.

8.        Nominee understands that this Agreement may be publicly disclosed by The Stilwell Group.

_______________________________________

Joseph Stilwell on behalf of The Stilwell Group

_______________________________________

Stephen S. Burchett, Nominee

EXHIBIT A

CONSENT OF PROPOSED NOMINEE

I, Stephen S. Burchett, hereby consent to be named and described as a nominee for election as a director of Poage Bankshares, Inc. (“PBSK”), in the proxy statement and other related written materials and public filings of Stilwell Value Partners II, L.P., Stilwell Value Partners V, L.P., Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., and Stilwell Partners, L.P., and their respective affiliates (“The Stilwell Group”) to be used in connection with The Stilwell Group's solicitation of proxies from the stockholders of PBSK, for use in voting at the 2015 Annual Meeting of Stockholders of PBSK (the “Annual Meeting”), and I hereby consent and agree to serve as a director of PBSK if elected at the Annual Meeting.

___________________________________

Dated:	February 18, 2015

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